Exhibit 99.3

Transcript for the Rocket Lab Story video. Available in the Rocket Lab investment deck and Rocket Lab website, hosted by YouTube. https://youtu.be/4aJ5NPt5fSM

Transcript:

When we set out to democratize access to space, we started with launch.

We wanted to make it easy for small satellites to get to orbit faster, and more frequently. And to do it on their terms. So, we built a rocket unlike any other.

One that could be built and launched not months or years, but in days.

A rocket that could be recovered, and then launched again.

A rocket that puts small satellites in control of their own mission.

Electron changed the way we access space.

But launch was only ever the beginning.

We streamlined satellites too, making it easier to use space as a platform for innovation, exploration, and infrastructure - turning possibility into capability on orbit.

The satellites we build and launch are keeping countries connected and borders protected, they're monitoring weather and managing waste, they're providing insights on climate change, and helping us manage resources for generations to come.

Space holds the keys to our future. It’s where we’ll innovate and how we’ll provide vital services to billions of people down here on Earth. It’s how we’ll connect with each other. How we’ll better understand our own planet and monitor our impact on it. It’s how we’ll uncover new worlds and how we’ll deepen our understanding of the universe and our place in it.

Space is now open for business.



RON

Rocket Lab USA

SPACE IS OPEN FOR BUSINESS

INVESTOR PRESENTATION

March 2021
rocketlabusa.com

ROCKET LAB

DISCLAIMER AND FORWARD LOOKING STATEMENTS

This presentation (this "Presentation") was prepared for informational purposes only to assist interested parties in making their own evaluation of the proposed transaction (the "Transaction") between Vector Acquisition Corporation Inc. ("Vector", "we", or "our") and Rocket Lab USA, Inc. ("Rocket Lab"). This Presentation is for discussion purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell shares of Vector, Rocket Lab or any successor entity of the Transaction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation, express or implied, is or will be given by Vector, Rocket Lab or their respective affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Transaction.

This Presentation provided by Vector and Rocket Lab may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Vector's, Rocket Lab's on their management teams' expectations, hopes, beliefs, intentions or strategies regarding the future. The words "anticipate", "believe", "continue", "could", "estimate", "expect", "intends", "may", "might", "plan", "possible", "potential", "predict", "project", "should", "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Vector's and Rocket Lab's current expectations and beliefs concerning future developments and their potential effects on Vector, Rocket Lab or any successor entity of the Transaction. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Vector's securities, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Agreement and Plan of Merger by the shareholders of Vector, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, (iv) the effect of the announcement or pendency of the Transaction on Rocket Lab's business relationships, operating results and business generally, (v) risks that the Transaction disrupts current plans and operations of Rocket Lab, (vi) changes in the competitive and highly regulated industries in which Rocket Lab plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting Rocket Lab's business and changes in the combined capital structure, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the Transaction, and identify and realize additional opportunities, and (viii) the risk of downturns in the commercial launch services, satellite and spacecraft industry. There can be no assurance that the future developments affecting Vector, Rocket Lab or any successor entity of the Transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vector's or Rocket Lab's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, Vector and Rocket Lab are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and Vector's or Rocket Lab's use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Vector.

Use of Projections. The financial and operating forecasts and projections contained herein represent certain estimates of Rocket Lab as of the date thereof. Neither Vector's nor Rocket Lab's independent public accountants have examined, reviewed or compiled the forecasts or projections and, accordingly, neither expresses an opinion or other form of assurance with respect thereto. Furthermore none of Vector, Rocket Lab nor their respective management teams can give any assurance that the forecasts or projections contained herein accurately represents Rocket Lab's future operations or financial conditions. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties, including but not limited to those set forth in the second paragraph above that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Vector or Rocket Lab or that actual results will not differ materially from those presented in the prospective financial information. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

This Presentation contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information. This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been contained in these industry publications and other publicly available information. Accordingly, none of Vector, Rocket Lab nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. This Presentation contains references to Rocket Lab's achievements compared to other companies, including being the first to achieve certain milestones. All of such references are based on the belief of Rocket Lab's management based on ubliclyavailable information known to Rocket Lab's management.

Non-GAAP Financial Measures. The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. This Presentation also includes non-GAAP financial measures. Vector and Rocket Lab believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Rocket Lab's financial condition and results of operations. Rocket Lab's management uses certain of these non-GAAP measures to compare Rocket Lab's performance to that of prior periods for trend analyses and for budgeting and planning purposes. Not all of the information necessary for a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. Specifically, Rocket Lab does not provide such quantitative reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including net income (loss), accelerated depreciation and variations in effective tax rate.

This Presentation relates to a proposed transaction between Rocket Lab and Vector. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Vector and Rocket Lab intend to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the "SEC"), which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Rocket Lab and Vector shareholders. Rocket Lab and Vector will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Rocket Lab and Vector are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rocket Lab and Vector through the website maintained by the SEC at www.sec.gov.

The documents filed by Vector with the SEC also may be obtained free of charge upon written request to Vector Acquisition Corporation, One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94105. The documents filed by Rocket Lab with the SEC also may be obtained free of charge upon written request to Rocket Lab USA, Inc., 3881 McGowen Street, Long Beach, CA 90808.

Participants in the Solicitation. Rocket Lab, Vector and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Vector's shareholders in connection with the proposed transaction. A list of the names of such directors, executive officers, other members of management, and employees, and information regarding their interests in the business combination will be contained in Vector's filings with the SEC, including Vector's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, which was filed with the SEC on November 16, 2020, and such information and names of Rocket Lab's directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by Rocket Lab and Vector, which will include the proxy statement of Vector Additional information regarding the interests of such potential participants in the solicitation process will also be included in the registration statement (and will be included in the definitive proxy statement/prospectus) and other relevant documents when they are filed with the SEC.


WE GO TO SPACE
TO IMPROVE LIFE
ON EARTH

"SPACE HAS DEFINED SOME OF HUMANITY'S GREATEST ACHIEVEMENTS, AND IT CONTINUES TO SHAPE OUR FUTURE.

I'm motivated by the enormous impact we can have on Earth by making it easier to get to space and to use it as a platform for innovation, exploration, and infrastructure. We go to space to improve life on Earth."

PETER J. BECK
Founder, CEO, Chief Engineer,
Adjunct Professor

TODAY'S PRESENTERS

ROCKET LAB



Peter Beck
Founder, CEO, Chief Engineer



Adam Spice
Chief Financial Officer

VECTOR ACQUISITION CORPORATION



Alex Slusky
CEO, Vector Acquisition Corporation
CIO, Founder, and Managing Director, Vector Capital

VECTOR CAPITAL OVERVIEW

OUR PEDIGREE

- Tech-only Investment Fund
- 25-Year Track Record

OUR VALUE ADD FOR ROCKET LAB

- Executing Accretive Acquisitions
- Sales, Operations, Strategy

VECTOR ACQUISITION CORP

$320M SPAC

HIGHLIGHTS

$3B+
Capital Under Management

40+
Investing and Operating Professionals

100+
Tech Companies Acquired Since 1997

39%
Gross IRR Since Inception





CONTENTS










NEUTRON

SECTION

01

ROCKET LAB OVERVIEW & INTRODUCTION

IN THE HISTORY OF SPACEFLIGHT, ONLY TWO PRIVATE COMPANIES HAVE DELIVERED REGULAR AND RELIABLE ACCESS TO ORBIT

ROCKET·LAB & SPACEX



ROCKET LAB
AT A GLANCE

A vertically integrated provider of small launch services, satellites and spacecraft components

DELIVERING END-TO-END SPACE SOLUTIONS

- Launch: Proven rocket delivering dedicated access to orbit for 3+ years
- Space Systems: Manufacturing satellites and best-in-class heritage spacecraft components
- Space Applications: Uniquely positioned to leverage launch and satellite capabilities and infrastructure to build and operate our own constellations



IN UNDER 6 YEARS

- **18** Launches to space
- **97** Satellites deployed to orbit
- **3** Launch pads built
- **2ND** Most frequently launched U.S. rocket
- **2** Mission control centers
- **7** Successful missions for USG customers
- **1** Strategic acquisition
- **2** Factories built
- **1** of our own satellites on orbit (+ more to come)
- **1** Recovered rocket
- **3** Interplanetary missions scheduled (Moon, Mars, Venus)
- **1** Awarded propellant depot mission on orbit for NASA

ROCKET LAB IS WAY OUT IN FRONT

UNIQUELY COMPELLING INVESTMENT OPPORTUNITY IN A GENERATIONAL SPACE LEADER

LARGE, RAPIDLY GROWING MARKET	› Unprecedented commercial investment and government expenditures are driving rapid growth in the space economy › Market forecast to grow to $1.4T by 2030[1]
PIONEER WITH COMMANDING LEADERSHIP POSITION	› One of only two commercial companies delivering regular access to orbit › Strong first-mover advantage in small launch category
PROVEN BUSINESS EXECUTION	› 18 launches since 2017 with cadence increasing › Rocket Lab-built satellites and components on orbit › Extensive launch and development facilities across U.S. and NZ
EXPANDING SCOPE & SEIZING GROWTH OPPORTUNITIES	› Aggressive organic and inorganic expansion of Space Systems business › Missions scheduled to the Moon and Mars for NASA › Uniquely positioned to access expanding space applications TAM
ATTRACTIVE FINANCIAL MODEL	› Current bookings for 2021 represent 90% of $69M forecast revenue (96% Y/Y growth) › Forecast EBITDA positive in 2023 and cash flow positive in 2024 › Forecast crossing $1B revenue in 2026
SUCCESSFUL EXECUTIVE TEAM DRIVING INNOVATION	› Peter Beck is a visionary in the space industry, leading Rocket Lab to a series of industry-defining firsts › Adam Spice has public company CFO credentials and deep M&A experience › Motivated and passionate team of 530 employees


ELECTRON LIFT-OFF
LAUNCH COMPLEX 1




LAUNCH COMPLEX 1
MAHIA, NEW ZEALAND

1 Wall Street Research

$350B+ TAM FORECAST TO GROW TO $1.4T BY 2030[1]

UNIQUELY POSITIONED TO EXPLOIT A GROWING MARKET

1
LAUNCH

Electron & Neutron
TAM ~$10B[2]

- TAM growth driven by historic levels of demand for responsive small satellite launch and constellation deployments
- Small satellite constellations will account for ~83% of all satellites launched by 2028[3]

2
SPACE SYSTEMS

Photon
TAM ~$20B[2]

- Significant growth in small satellite mega constellations driven by demand for commercial Earth observation and telecom applications
- DoD focused on resiliency of space infrastructure and satellite constellation deployment and replenishment
- Increased focus from multiple governments on high value deep space planetary exploration and discovery missions

3
SPACE APPLICATIONS

TAM ~$320B[1]

- Market growth driven by demand for space-based connectivity, Earth observation (including synthetic aperture radar, electro-optical and RF) and other services
- Significant untapped potential for value-added services including data management & analytics to support end customer insights


ROCKET L

PHOTON
ROCKET LAB PRODUCTION COMPLEX



ELECTRON LIFT OFF
LAUNCH COMPLEX 1



1 Wall Street Research 2 Allied Market Research 3 Bryce Reports

WORLD LEADING TECHNOLOGY

LARGE TECHNOLOGY MOAT

1ST
3D printed rocket engine

1ST
Electric-pump -fed rocket engine

1ST
Fully carbon composite launch vehicle

1ST
And only private orbital launch site

FIRST
Rocket that converts to a satellite on orbit

UNIQUE
Kick Stage enabling in-space transportation

ONLY
Reusable small launch vehicle

FIRST
Private interplanetary mission


ROCKET LAB

PRODUCTION COMPLEX
AUCKLAND, NEW ZEALAND



ELECTRON LIFT-OFF
LAUNCH COMPLEX 1, 2020



PHOTON ENCAPSULATION
LAUNCH COMPLEX 1, 2020

VERTICALLY INTEGRATED SPACE COMPANY

FROM RAW MATERIAL TO ORBIT

1 Rocket Lab HQ
Space Systems
Mission Control U.S.

2 Sinclair
Interplanetary
by Rocket Lab

5 Auckland
Production
Complex

6 Mission Control
New Zealand



3 Global Tracking
Systems

4 Launch
Complex 2

7 Propulsion Test
Complex

8 Launch
Complex 1


1


2


3


4


5


6


7


8

PROVEN TEAM

LED BY INDUSTRY VETERANS

EXECUTIVE LEADERSHIP


Peter Beck
Founder, CEO, Chief Engineer
Adam Spice
Chief Financial Officer
Shaun O'Donnell
EVP – Global Operations
Lachlan Matchett
VP – Propulsion
Shaun D'Mello
VP – Launch
Doug Sinclair
Space Systems Engineering Fellow
Lars Hoffman
SVP – Global Launch Services
Shane Fleming, VP – Global Commercial Launch Services
Ehson Mosleh
Space Systems Chief Engineer
Richard French, Director – Business Development & Strategy Space Systems
Robbie Hurwitz
Senior Legal Counsel
Morgan Bailey
Head of Communications

SPACEX

NASA

intel

Sinclair Interplanetary

BROADCOM

OUR EXECUTION HISTORY

WE DO WHAT WE SAY WE WILL DO

LAUNCH 6 YEARS

- **2014** 1st venture capital raised
- NZ launch site built
- **2018** 1st flight to orbit
- Factory built to support 1 rocket per week production
- First NRO launch
- U.S. launch site built
- Successful reuse mission
- 4th most frequent launcher in the world in ‘19 & ‘20
- **2020** Monthly launch cadence into 2021

SPACE SYSTEMS 1 YEAR

- **2019** Photon program announced
- Acquired Sinclair Interplanetary
- Awarded NASA CAPSTONE mission to the Moon
- Awarded NASA propellant depot mission in LEO
- Developed multiple Rocket Lab satellite components
- KSAT partnership
- First Photon launched
- **2020** Scheduled missions to the Moon (2021), Venus (2023) and Mars (2024)

SPACE APPLICATIONS 0.5 YEARS

- **2020** First Rocket Lab satellite on orbit
- *Positioned to provide space data to the market*


ELECTRON LIFT-OFF
MAHIA, NEW ZEALAND


FIRST NASA MISSION
2018


PHOTON FIRST LIGHT
NOVEMBER 2020



SECTION

02

LAUNCH

DEDICATED SMALL LAUNCH IS CRITICAL

NOT ALL SPACE ACCESS IS THE SAME

Rocket Lab delivers the first dedicated ride to orbit for small satellites, providing customers control over launch schedule and enabling tailored orbits that cannot be matched by large rocket rideshare

Small satellites face costly delays when flying rideshare on large rockets due to low launch frequency

More than 50% of small satellites launched in the past 5 years were delayed from 4 months to 2 years

Large rockets do not provide adequate control for many small satellite orbital destinations





LAUNCH ON DEMAND

Strategically critical for military space resilience and commercial constellation replenishment

FREQUENT LAUNCH

132 launch slots every year (more than all U.S. launch sites combined)

TAILORED ORBITS

Small satellite customers in control of exact orbits. Wide range of launch azimuths

SCHEDULE CONTROL

Ability to control launch time down to the second

MEET ELECTRON

SIGNIFICANT TECHNOLOGY MOATS


ELECTRON
LAUNCH COMPLEX 1


ELECTRON ON LAUNCH PAD
LAUNCH COMPLEX 1


ELECTRON
PRODUCTION COMPLEX


FAIRING
PAYLOAD PLATE
KICK STAGE
SECOND STAGE
RUTHERFORD VACUUM ENGINE
INTERSTAGE
FIRST STAGE
ELECTRON
POWER PACK
9X RUTHERFORD SEA LEVEL ENGINES

97
Satellites deployed to orbit to date

1ST
Carbon composite orbital launch vehicle in the world

132
Launch opportunities every year across 3 launch pads

180
3D printed engines delivered to space

+ Powered by the world's first 3D printed and electric-pump-fed rocket engine technology, backed by a growing IP portfolio and patent filings

+ Unique Kick Stage standard with every launch to provide industry-leading precision and flexibility

+ Designed for manufacturability and reliability

+ Tailored for satellites up to 300 kg (660 pounds) payload class

2ND MOST FREQUENTLY LAUNCHED ROCKET IN THE U.S.

1 SPACEX

2 ROCKET LAB

4TH MOST FREQUENT LAUNCHER GLOBALLY

1 CHINA

2 RUSSIA

3 SPACEX

4 ROCKET LAB

5 EUROPE

6 JAPAN


MAY 2017
JANUARY 2018
NOVEMBER 2018
DECEMBER 2018
MARCH 2019
MAY 2019
JUNE 2019
AUGUST 2019
OCTOBER 2019
DECEMBER 2019
JANUARY 2020
JUNE 2020
JULY 2020
AUGUST 2020
OCTOBER 2020
NOVEMBER 2020
DECEMBER 2020
JANUARY 2021

ONLY TWO PRIVATE COMPANIES **ARE DELIVERING REGULAR AND RELIABLE ACCESS TO ORBIT**

ROCKET LAB & SPACEX

ROCKET LAB IS THE SMALL LAUNCH LEADER

Company	Successful Orbital Launches	Satellites Delivered to Orbit	Capital Raised to Date[1]	In-house Satellite Program
Rocket Lab	16	97	$275M	✓
Virgin Orbit	1	9	$1B	✕
Firefly	0	0	~$210M	✕
Relativity	0	0	~$685M	✕
Astra	0	0	$100M	✕


ROCKET LAB SCALED TO A MONTHLY LAUNCH CADENCE
FASTER THAN ANY OTHER COMMERCIAL LAUNCH PROVIDER

1 PitchBook, Press, Investor Materials

OUR CUSTOMERS

18 MISSIONS, 97 SATELLITES DEPLOYED FOR MORE THAN 20 ORGANIZATIONS

NASA 2 Missions	DARPA 1 Mission	1 Mission	2 Missions
1 Mission (upcoming)	1 Mission	planet. 3 Missions	1 Mission
SPACEFLIGHT 4 Missions	BLACKSKY 2 Missions	Tyvak 3 Missions	Synspective 1 Mission
TriSept Corporation 1 Mission	Capella Space 1 Mission	Canon 1 Mission	OHB 2 Missions
unseenlabs — THE BRIGHT SIGHT 2 Missions	FLEET 1 Mission	spire 2 Missions	2 Missions


~50%
COMMERCIAL
~20%
CIVIL
~30%
DEFENSE

STATE OF THE ART MANUFACTURING

Production facilities capable of producing a rocket every week

R&D and manufacturing facilities across the U.S., NZ and Canada

Extensive automation incl. 3D printing and custom robotic processing. Largest robotic machining center in the Southern Hemisphere

All production scaling investments and infrastructure complete

~90% vertically integrated. Engines, vehicle structures, avionics, guidance sets and flight termination hardware produced in-house


PRODUCTION COMPLEX
AUCKLAND, NEW ZEALAND


PRODUCTION HQ
LONG BEACH, U.S.


PRODUCTION HQ
LONG BEACH, U.S.
QUALITY


PRODUCTION COMPLEX
AUCKLAND, NEW ZEALAND

UNRIVALED LAUNCH INFRASTRUCTURE

3 LAUNCH PADS ACROSS 2 COUNTRIES

LAUNCH COMPLEX 1
NEW ZEALAND

LAUNCH COMPLEX 2
VIRGINIA, U.S.

132 launch slots annually (more than all U.S. ranges combined)

Critical national infrastructure asset for U.S. government customers

Dedicated integration and control facilities

World's only private, FAA-licensed orbital launch site

24-hr rapid call-up launch for defense needs and constellation replenishment

The only bilateral treaty that allows U.S. launch vehicles to launch outside of the U.S.


LAUNCH COMPLEX 1
MAHIA, NEW ZEALAND


LAUNCH COMPLEX 2
VIRGINIA, U.S.

REUSABILITY

THE KEY TO LAUNCH FREQUENCY

Electron is the only reusable orbital-class small rocket

- One of only two companies to successfully bring back an orbital-class booster from space
- Components from first recovered booster already scheduled for re-flight
- Enables higher launch frequency without expanding production
- First re-flight of a full booster scheduled for 2022

ELECTRON RECOVERY TESTING
NOVEMBER 2020





MID-AIR CAPTURE
MARCH 2020





SMALL LAUNCH WAS THE BEGINNING

THE MARKET NEEDS A CONSTELLATION LAUNCHER




Synspective

83% of the small satellites launched by 2028 will be constellation missions[1]

There is currently no commercial medium lift class launch vehicle to meet this demand

Constellation satellites need to be launched in batches to different orbital planes. Large rockets don't solve this

An analysis of large constellations points to an 8-ton class rocket as the ideal lift capacity

Example: Telesat Lightspeed broadband constellation[2]

1. **220 SATELLITES** need launch (700kg each)
2. **20 DIFFERENT** orbital planes required
3. **11 SATELLITES** per plane
4. **7.7 TONS** per launch

1 Euroconsult

2 Space News

NEXT STEP: NEUTRON

NEW ROCKET DEVELOPMENT 8-TON PAYLOAD CAPACITY

› Rocket Lab solved small launch with Electron

› Neutron solves medium launch

Tailored for commercial and DoD constellation launches

Highly disruptive lower costs by leveraging Electron's heritage, launch sites and architecture

Direct alternative to SpaceX Falcon 9

Capable of human space flight and crew resupply to the ISS

Reusable-ready platform after test program completion

~$200M development program. First launch 2024


98%
ELECTRON &
NEUTRON CLASS
ROCKET LAB CAN LIFT 98% OF ALL SATELLITES FORECAST TO LAUNCH THROUGH 2029[1]
2%
OTHER
CLASS
63M
40M
18M
ELECTRON
NEUTRON
ELECTRON
(SMALL LIFT)
NEUTRON
(MEDIUM LIFT)
SPACEX, FALCON 9
(LARGE LIFT)

1 Euroconsult, Northern Sky Research


REMOVE BEFORE FLIGHT

SECTION

03

SPACE SYSTEMS

SPACE SYSTEMS MANDATE

1 SATELLITES AS A SERVICE

From LEO constellations to high-complexity deep space and interplanetary missions

2 SATELLITE COMPONENTS

Anything that goes to space should have a Rocket Lab logo on it

3 SPACE APPLICATIONS

Uniquely positioned to access expanding space applications TAM



PHOTON PATHFINDER 1
AUGUST 2020



PHOTON - CAPSTONE
AUGUST 2020


REMOVE BEFORE FLIGHT

SATELLITES AS A SERVICE

PHOTON: LOW EARTH ORBIT

Customers no longer have to build their own satellite. They can buy a launch, satellite, ground services and on-orbit management in a turn-key package

- Operational Photon satellite is on orbit now and functioning flawlessly
- Every time Rocket Lab launches a customer mission, Photon is a free "stowaway" satellite
- Forms the satellite platform for our own constellations
- Awarded NASA propellant depot mission
- Strong market uptake in satellite as a service model across USG and commercial customers
- Unique ability to control schedule and costs


PHOTON FIRST LIGHT MISSION
AUGUST 2020




PHOTON FIRST LIGHT MISSION
AUGUST 2020

SPACECRAFT AS A SERVICE

PHOTON: INTERPLANETARY

Rocket Lab goes everywhere in the solar system. Interplanetary Photon is a high-energy stage capable of going to the Moon, planets, asteroids and beyond

- No other small, high-performance platform currently in the market
- Photons can fly on Electron or any other rocket
- Strong market traction to date with multiple NASA deep space missions



PHOTON INTERPLANETARY SPACECRAFT
FOR NASA CAPSTONE LUNAR MISSION 2021



UPCOMING VENUS MISSION
2023



INTERPLANETARY MISSIONS

MISSIONS AWARDED AND SPACECRAFT DEVELOPED

FIRST TO THE MOON

MOON



AWARDED NASA CAPSTONE MISSION TO THE MOON

LAUNCHING 2021

As a precursor for Gateway, a Moon-orbiting outpost that is part of NASA's Artemis program, CAPSTONE will help reduce risk for future spacecraft

DISRUPTING THE MARKET

VENUS



ROCKET LAB'S PRIVATE MISSION TO VENUS TO SEARCH FOR LIFE

LAUNCHING 2023

Rocket Lab will provide both the rocket and spacecraft - international research team will provide the probe and science instrument

DISPLACING LEGACY SPACE

MARS



MISSION TO MARS

LAUNCHING 2024

The mission will see Photon deliver a science payload to Mars to study the planet's atmosphere

SATELLITE COMPONENTS

MISSION-CRITICAL COMPONENTS FOR SMALL AND MEGA CONSTELLATIONS

Everything that goes to space should have a Rocket Lab logo on it

- Secures supply chain for Rocket Lab-built satellites and spacecraft
- Strengthened by the acquisition of Sinclair Interplanetary in 2020
- Disruptive high-volume manufacturing of critical satellite components at scale prices
- Awarded contract to supply reaction wheels to mega constellation
- Growing demand from mega constellations



Solar Panels



Reaction Wheels



Torque Rods



Fibre Optic Network Switches



Satellite Batteries



Star Trackers



UNIQUELY POSITIONED TO CREATE A NEW MULTI-BILLION-DOLLAR BUSINESS VERTICAL

Rocket Lab is in a unique position to complete the final move up the value chain to provide data and services to the market by leveraging Electron, Neutron, and Photon, further unlocking the ~$1.4T TAM[1] by 2030

Rocket Lab's in-house launch and space systems capabilities provide significant competitive advantages in the space applications market

1 Wall Street Research



SECTION

04

TRANSACTION OVERVIEW & FINANCIALS

TRANSACTION OVERVIEW

- Fully diluted pro forma enterprise value of $4.1B, representing 5.4x 2025E revenue of $749M
- Existing Rocket Lab shareholders will receive 82% of the pro forma equity
- Transaction will result in $745M of cash to the balance sheet to fund growth
- Funded by a combination of cash in Vector's trust account and PIPE proceeds

Sources	$M
Existing Rocket Lab Shareholders	3,960
Vector SPAC Cash in Trust[1]	320
PIPE Equity[2]	467
Rocket Lab Existing Cash[3]	48
Total Sources	**$4,795**

Pro Forma Valuation	
Share Price at Closing	$10.00
PF Shares Outstanding (M) [4, 5, 6]	482.7
Equity Value ($M)	**$4,827**
(-) PF Net Cash ($M)[6]	(745)
Enterprise Value ($M)	**$4,082**

Uses	$M
Existing Rocket Lab Shareholders	3,960
Cash to Balance Sheet	745
Cash to Existing Shareholders[6]	40
Estimated Fees & Expenses	50
Total Uses	**$4,795**

Pro Forma Ownership[5]


SPAC Sponsor
<2%
SPAC Investors
7%
PIPE Investors
10%
Existing Rocket Lab Shareholders
82%

1 Assumes no redemptions from existing public shareholders. 2 Assumes 46.7M shares issued at $10.00 per share. 3 $48M of cash and cash equivalents estimate for March 31, 2021
4 Pro forma share count includes 396.0M shares to be issued to existing Rocket Lab shareholders or potentially issuable to holders of vested and unvested stock options, other equity awards and other contingent obligations of Rocket Lab, 46.7M shares to PIPE investors, 32.0M shares to SPAC investors, and 8.0M shares to SPAC sponsor. Assumes new shares issued at $10.00
5 Share count excludes: i) 10.7M public warrants (strike price of $11.50 and redeemable at $18.00 / share); ii) 5.6M Sponsor warrants (with strike price of $11.50); iii) existing shareholder earnout shares equal to 8% of Common Stock held by the existing shareholders at closing (composed of a single tranche with target price of $20.00 per share and vested if stock trades at or above $20.00 for any 20 of 30 days occurring between 90 and 180 days post close).
6 Assumes 4.0M shares otherwise issuable to existing Rocket Lab shareholders are redeemed at $10.00 per share

FINANCIAL MODEL SUMMARY

- **Current bookings for 2021 represent 90% of forecast revenue[1]**
- Existing customer relationships, frequency of repeat business and active opportunity pipeline of ~$2.2B provide confidence in long-term plan



CURRENT ACTIVE PIPELINE
SUM: ~$2.2B
$1.2B
Launch
$447M
Space Systems
$386M
Bundled Launch + Photon
$181M
Components

HISTORICAL AND PROJECTED REVENUE



Space Systems ($M)
Launch ($M)
$13.5
$48
$35
$2
$33
$69
$20
$49
$176
$61
$115
$267
$126
$141
$450
$218
$232
$749
$350
$399
$1,159
$501
$658
$1,571
$656
$915
2018
2019
2020E[2]
2021E
2022E
2023E
2024E
2025E
2026E
2027E

1 Reflects approximately $16M reduction in estimated 2021 revenue recognition due to rescheduling by a US Government customer of two dedicated launches that had been scheduled for August of 2021, into January/February of 2022, due to delays from their satellite bus partner. Concurrently with the rescheduling, the customer informed Rocket Lab that it had awarded the Company an additional dedicated launch for 2022, which increased Rocket Lab's total backlog by approximately $8.5M

2 Total cumulative billings associated with launches completed in 2018, 2019 and 2020 were approximately $7M, $34M and $39M, respectively. Total cumulative billings for launches to be conducted in 2021 are expected to be $59M

FINANCIAL MODEL SUMMARY

› Adjusted EBITDA breakeven is expected in 2023E with significant EBITDA ramp thereafter as the company scales operations

HISTORICAL AND PROJECTED ADJUSTED EBITDA ($M)



($32)
($24)
($36)
($48)
($20)
$26
$119
$168
$340
$505
2018
2019
2020E
2021E
2022E
2023E
2024E
2025E
2026E
2027E
Adjusted EBITDA Margin
(238%)
(49%)
(102%)
(69%)
(11%)
10%
26%
22%
29%
32%

› Significant free cash flow generation driven by adjusted EBITDA growth and minimal maintenance capital expenditure

HISTORICAL AND PROJECTED UFCF ($M)[1]



($47)
($40)
($45)
($76)
($73)
($11)
$97
$149
$311
$465
2018
2019
2020E
2021E
2022E
2023E
2024E
2025E
2026E
2027E

Note: Adjustments to EBITDA include share-based compensation, foreign exchange gains or losses, and non-recurring losses, including the impact of retaining employees during COVID-19 shutdowns

1 Unlevered free cash flow is defined as adjusted EBITDA minus capital expenditures minus increases in working capital

HIGHLY COMPELLING OPPORTUNITY

› Rocket Lab represents a unique opportunity for public investors to invest in the market-leading small launch and space systems company



= TEV ($B)
= Current TEV ($B)
$2.3
$2.2
$1.2
$3.2
$2.1
$4.1
$74.0
Relativity
MOMENTUS
SPACE
ASTRA
ROCKET LAB
SPACEX

	Relativity	Momentus	Astra	Rocket Lab	SpaceX
Total payload deployment revenue to date[1]	$0	$0	$0	$105M	DATA NOT AVAILABLE
Successful launches with payloads deployed	0	0	0	16	106
1st successful commercial launch (year)	N/A	N/A	N/A	2018	2009

Note: Market Data as of 2/26/2021 **Source:** Company Filings, Bloomberg, FactSet, Press Reports

1 Assumes peer revenues are recognized at launch. For Rocket Lab includes 2018, 2019, 2020E and January 2021E

VALUATION AND OPERATIONAL BENCHMARKING

TEV / 2025E Revenue

	Rocket Lab	Luminar	ChargePoint[1]	QuantumScape[2]	Danimer Scientific	Proterra[1]	Virgin Galactic[3]	BlackSky[1]	Astra[1]	Momentus[1]	AST SpaceMobile[1]
Group		Leading Technology SPACs					SPACE SPACs				
TEV ($B):	$4.1	$8.6	$8.8	$23.6	$3.4	$4.4	$8.4	$1.4	$3.2	$2.2	$2.1
TEV / 2025E Revenue	5.4x	11.6x	8.9x	7.4x	6.6x	1.7x	18.0x	2.5x	2.1x	1.1x	0.8x
Revenue CAGR (2023–2025E)	67.6%	149.8%	68.6%	807.2%[4]	36.9%	75.0%	38.6%	56.5%	142.1%	81.0%	280.8%

Leading Technology SPACs MEDIAN: 7.4X; SPACE SPACs MEDIAN: 2.1x

TEV / 2025E EBITDA (adj)

	Rocket Lab	ChargePoint[1]	Luminar	QuantumScape[2]	Danimer Scientific	Proterra[1]	Virgin Galactic[3]	BlackSky[1]	Astra[1]	Momentus[1]	AST SpaceMobile[1]
TEV / 2025E EBITDA (adj)	24.3x	101.8x	30.7x	29.3x	19.9x	8.1x	44.3x	5.6x	4.6x	1.8x	0.8x
EBITDA (adj) margin (2025E)	22.4%	8.7%	37.8%	25.2%[5]	32.9%	21.0%	40.6%[6]	44.7%	46.2%	61.3%	97.5%

Leading Technology SPACs MEDIAN: 29.3x; SPACE SPACs MEDIAN: 4.6x

Note: Market data as of 2/26/2021. For SPAC transactions that have closed, TEV is based on latest available filing. For SPAC transactions announced but not yet closed, TEV is based on the investor presentation or latest S-1 available
(1) ChargePoint, Proterra, BlackSky, Astra, Momentus and AST SpaceMobile have been announced but not yet closed. **(2)** QuantumScape represents 2027E multiple. **(3)** Virgin Galactic represents 2024E multiple
(4) QuantumScape represents 2025E –2027E revenue CAGR. **(5)** QuantumScape represents 2027E EBITDA margin. **(6)** Virgin Galactic represents 2024E EBITDA margin. **Source:** FactSet, Wall Street Research, Public Filings

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